Exhibit 1


                             JOINT FILING AGREEMENT

     In accordance with Rule 13d-1 (f) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Entities (as such term is defined in the Schedule 13G/A) on behalf of each of them of a statement on Schedule 13G/A (including amendments thereto) with respect to the Common Stock, $0.01 par value per share, of Atkore International Group Inc., and that this Agreement be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 21st day of February, 2018.



			LEVIN CAPITAL STRATEGIES, L.P.
                        By:/s/ JOHN A. LEVIN
                        --------------------------
                                John A. Levin
                        Chairman and Chief Executive Officer



			Levin Capital Strategies GP, LLC
			By: John A. Levin 2005 GRAT Separation Trust, as
			Managing Member

			By: /s/ Elisabeth Levin
                            -----------------------------
                                Elisabeth Levin, Trustee


                        LCS, LLC
                        BY:/s/ JOHN A. LEVIN
                        ------------------------
                        John A. Levin
                        General Partner



			LCS EVENT PARTNERS, LLC
                        BY:/s/ JOHN A. LEVIN
                        ------------------------
                              John A. Levin
                             General Partner



                        LCS L/S, LLC
                        BY:/s/ John A. Levin
                        ------------------------
                               John A. Levin
                               General Partner



                        By:/s/ JOHN A. LEVIN
                          ------------------------
                               John A. Levin